Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 29, 2012 AND JANUARY 30, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 30,	% Over	January 29,	January 30,
	2012	2011	(Under)	2012	2011

Net sales	$60,450	51,652	17.0%	100.0%	100.0%
Cost of sales	51,939	43,413	19.6%	85.9%	84.0%
Gross profit	8,511	8,239	3.3%	14.1%	16.0%

Selling, general and
administrative expenses	5,518	5,129	7.6%	9.1%	9.9%
Restructuring expense	-	7	(100.0)%	0.0%	0.0%
Income from operations	2,993	3,103	(3.5)%	5.0%	6.0%

Interest expense	181	224	(19.2)%	0.3%	0.4%
Interest income	(148)	(57)	159.6%	(0.2)%	(0.1	) %
Other expense	83	28	196.4%	0.1%	0.1%
Income before income taxes	2,877	2,908	(1.1)%	4.8%	5.6%

Income taxes*	1,075	483	122.6%	37.4%	16.6%
Net income	$1,802	2,425	(25.7)%	3.0%	4.7%

Net income per share-basic	$0.14	$0.19	(26.3)%
Net income per share-diluted	$0.14	$0.18	(22.2)%
Average shares outstanding-basic	12,536	13,005	(3.6)%
Average shares outstanding-diluted	12,677	13,228	(4.2)%

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 30,	% Over	January 29,	January 30,
	2012	2011	(Under)	2012	2011

Net sales	$178,733	156,443	14.2%	100.0%	100.0%
Cost of sales	152,698	130,886	16.7%	85.4%	83.7%
Gross profit	26,035	25,557	1.9%	14.6%	16.3%

Selling, general and
administrative expenses	16,995	14,544	16.9%	9.5%	9.3%
Income from operations	9,040	11,013	(17.9)%	5.1%	7.0%

Interest expense	590	659	(10.5)%	0.3%	0.4%
Interest income	(387)	(144)	168.8%	(0.2)%	(0.1	) %
Other expense	132	111	18.9%	0.1%	0.1%
Income before income taxes	8,705	10,387	(16.2)%	4.9%	6.6%

Income taxes*	(1,168)	213	N.M.	(13.4)%	2.1%
Net income	$9,873	10,174	(3.0)%	5.5%	6.5%

Net income per share-basic	$0.77	$0.79	(2.5)%
Net income per share-diluted	$0.76	$0.77	(1.3)%
Average shares outstanding-basic	12,777	12,936	(1.2)%
Average shares outstanding-diluted	12,918	13,218	(2.3)%

Adjusted Effective Income Tax Rate (1)	18.2%	15.3%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

(1) See page 8 for reconciliation to the GAAP effective income tax rate.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 29, 2012, JANUARY 30, 2011 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 29,	January 30,	(Decrease)			* May 1,
	2012	2011	Dollars	Percent		2011

Current assets
Cash and cash equivalents	$15,096	17,259	(2,163)	(12.5	) %	23,181
Short-term investments	8,511	5,518	2,993	54.2%		7,699
Accounts receivable	22,012	16,909	5,103	30.2%		20,209
Inventories	32,910	26,407	6,503	24.6%		28,723
Deferred income taxes	2,767	296	2,471	834.8%		293
Assets held for sale	45	112	(67)	(59.8	) %	75
Income taxes receivable	-	407	(407)	(100.0	) %	79
Other current assets	2,522	1,521	1,001	65.8%		2,376
Total current assets	83,863	68,429	15,434	22.6%		82,635

Property, plant & equipment, net	30,285	30,571	(286)	(0.9	) %	30,296
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	3,903	1,322	2,581	195.2%		3,606
Other assets	1,944	2,093	(149)	(7.1	) %	2,052

Total assets	$131,457	113,877	17,580	15.4%		130,051

Current liabilities
Current maturities of long-term debt	$2,400	2,400	-	0.0%		2,412
Line of credit	875	-	875	100.0%		-
Accounts payable - trade	23,489	17,121	6,368	37.2%		24,871
Accounts payable - capital expenditures	15	203	(188)	(92.6	) %	140
Accrued expenses	7,594	5,971	1,623	27.2%		7,617
Accrued restructuring	40	71	(31)	(43.7	) %	44
Deferred income taxes	-	-	-	0.0%		82
Income taxes payable - current	208	289	(81)	(28.0	) %	646
Total current liabilities	34,621	26,055	8,566	32.9%		35,812

Income taxes payable - long-term	4,040	3,934	106	2.7%		4,167
Deferred income taxes	659	622	37	5.9%		596
Long-term debt , less current maturities	6,766	9,166	(2,400)	(26.2	) %	9,135

Total liabilities	46,086	39,777	6,309	15.9%		49,710

Shareholders' equity	85,371	74,100	11,271	15.2%		80,341

Total liabilities and
shareholders' equity	$131,457	113,877	17,580	15.4%		130,051

Shares outstanding	12,693	13,214	(521)	(3.9	) %	13,264

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 29, 2012 AND JANUARY 30, 2011
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 29,	January 30,
	2012	2011

Cash flows from operating activities:
Net income	$9,873	$10,174
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,600	3,205
Amortization of other assets	183	385
Stock-based compensation	258	280
Excess tax benefit related to stock-based compensation	(39)	(285)
Deferred income taxes	(2,751)	(1,219)
(Gain) loss on sale of equipment	(157)	15
Foreign currency exchange (gains) losses	(196)	33
Changes in assets and liabilities:
Accounts receivable	(1,769)	3,053
Inventories	(4,045)	(291)
Other current assets	(159)	204
Other assets	(49)	13
Accounts payable-trade	(1,709)	(5,459)
Accrued expenses	(1)	(3,822)
Accrued restructuring	(4)	(253)
Income taxes	(305)	379
Net cash provided by operating activities	2,730	6,412

Cash flows from investing activities:
Capital expenditures	(3,715)	(5,580)
Proceeds from the sale of equipment	188	27
Purchase of short-term investments	(4,821)	(4,532)
Proceeds from the sale of short-term investments	4,096	2,037
Net cash used in investing activities	(4,252)	(8,048)

Cash flows from financing activities:
Proceeds from lines of credit	6,323	-
Payments on lines of credit	(5,500)	-
Payments on long-term debt	(2,354)	(129)
Payments on vendor-financed capital expenditures	-	(188)
Proceeds from common stock issued	237	591
Common stock shares repurchased	(5,384)	-
Debt issance costs	(26)	(27)
Excess tax benefit related to stock-based compensation	39	285
Net cash (used in) provided by financing activities	(6,665)	532

Effect of exchange rate changes on cash and cash equivalents	102	68

Decrease in cash and cash equivalents	(8,085)	(1,036)

Cash and cash equivalents at beginning of period	23,181	18,295

Cash and cash equivalents at end of period	$15,096	$17,259

Free Cash Flow (1)	$(656)	$1,024

(1) Free Cash Flow reconciliation is as follows:
		FY 2012	FY 2011
A)	Net cash provided by operating activities	$2,730	$6,412
B)	Minus: Capital Expenditures	(3,715)	(5,580)
C)	Add: Proceeds from the sale of equipment	188	27
D)	Minus: Payments on vendor-financed capital expenditures	-	(188)
E)	Add: Excess tax benefit related to stock-based compensation	39	285
F)	Effects of exchange rate changes on cash and cash equivalents	102	68
		$(656)	$1,024

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 29, 2012 AND JANUARY 30, 2011
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	January 29,	January 30,		% Over	January 29,	January 30,
Net Sales by Segment	2012	2011		(Under)	2012	2011

Mattress Fabrics	$34,719	27,991		24.0%	57.4%	54.2%
Upholstery Fabrics	25,731	23,661		8.7%	42.6%	45.8%

Net Sales	$60,450	51,652		17.0%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$5,104	4,596		11.1%	14.7%	16.4%
Upholstery Fabrics	3,407	3,643		(6.5)%	13.2%	15.4%

Subtotal	8,511	8,239		3.3%	14.1%	16.0%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$1,970	1,780		10.7%	5.7%	6.4%
Upholstery Fabrics	2,653	2,517		5.4%	10.3%	10.6%
Unallocated Corporate expenses	895	832		7.6%	1.5%	1.6%
Selling, General and Administrative expenses	5,518	5,129		7.6%	9.1%	9.9%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$3,134	2,816		11.3%	9.0%	10.1%
Upholstery Fabrics	754	1,126		(33.0)%	2.9%	4.8%
Unallocated corporate expenses	(895)	(832)		7.6%	(1.5)%	(1.6)%

Subtotal	2,993	3,110		(3.8)%	5.0%	6.0%

Restructuring and related charges	-	(7)	(1)	(100.0)%	0.0%	(0.0)%

Operating income	2,993	3,103		(3.5)%	5.0%	6.0%

Depreciation by Segment

Mattress Fabrics	$1,081	974		11.0%
Upholstery Fabrics	133	134		(0.7)%
Subtotal	$1,214	1,108		9.6%

Notes:

(1)	The $7 restructuring charge represents $17 for lease termination and other exit costs offset by a credit of $10 for sales proceeds received on equipment with no carrying value.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 29, 2012 AND JANUARY 30, 2011
(Unaudited)

(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts					Percent of Total Sales
	January 29,		January 30,	% Over		January 29,	January 30,
Net Sales by Segment	2012		2011	(Under)		2012	2011

Mattress Fabrics	$102,130		87,244	17.1%		57.1%	55.8%
Upholstery Fabrics	76,603		69,199	10.7%		42.9%	44.2%

Net Sales	$178,733		156,443	14.2%		100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$16,180		15,616	3.6%		15.8%	17.9%
Upholstery Fabrics	9,932		9,941	(0.1)%		13.0%	14.4%
Subtotal	26,112		25,557	2.2%		14.6%	16.3%

Other non-recurring charges	(77)	(1)	-	100.0%		(0.0)%	0.0%

Gross Profit	26,035		25,557	1.9%		14.6%	16.3%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$6,094		5,480	11.2%		6.0%	6.3%
Upholstery Fabrics	8,186		6,394	28.0%		10.7%	9.2%
Unallocated Corporate expenses	2,715		2,670	1.7%		1.5%	1.7%
Selling, General, and Administrative expenses	16,995		14,544	16.9%		9.5%	9.3%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$10,087		10,136	(0.5)%		9.9%	11.6%
Upholstery Fabrics	1,745		3,547	(50.8)%		2.3%	5.1%
Unallocated corporate expenses	(2,715)		(2,670)	1.7%		(1.5)%	(1.7)%
Subtotal	9,117		11,013	(17.2)%		5.1%	7.0%

Other non-recurring charges	(77)	(1)	-	100.0%		(0.0)%	0.0%

Operating income	9,040		11,013	(17.9)%		5.1%	7.0%

Return on Capital (2)

Mattress Fabrics	25.1%		26.0%
Upholstery Fabrics	17.1%		38.1%
Unallocated Corporate	N/A		N/A
Consolidated	17.9%		23.1%

Capital Employed (2) (3)

Mattress Fabrics	52,595		53,954	(2.5	) %
Upholstery Fabrics	17,572		12,506	40.5%
Unallocated Corporate	(125)		(751)	N/A
Consolidated	70,042		65,709	6.6%

Depreciation by Segment

Mattress Fabrics	$3,163		2,795	13.2%
Upholstery Fabrics	437		410	6.6%
Subtotal	3,600		3,205	12.3%

Notes:

(1)	Our other non-recurring charges represent employee termination benefits associated with our Anderson, SC plant facility.

(2)	See pages 6 and 7 of this financial information release for calculations.

(3)	The capital employed balances are as of January 29, 2012 and January 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 29,2012
(Amounts in Thousands)
(Unaudited)

	Operating Income Nine Months Ended January 29, 2012 (1)	Average Capital Employed (3)	Return on Avg. Capital Employed (2)

Mattress Fabrics	$10,087	$53,609	25.1%
Upholstery Fabrics	1,745	13,569	17.1%
(less: Unallocated Corporate)	(2,792)	66	N/A
Total	$9,040	$67,243	17.9%

Average Capital Employed	As of the three Months Ended January 29, 2012				As of the three Months Ended October 30, 2011				As of the three Months Ended July 31, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	69,063	29,501	32,893	131,457	68,568	24,462	34,094	127,124	71,325	26,683	31,299	129,307
Total liabilities	(16,468)	(11,929)	(17,689)	(46,086)	(15,353)	(11,253)	(16,421)	(43,027)	(15,331)	(13,507)	(19,118)	(47,956)

Subtotal	$52,595	$17,572	$15,204	$85,371	$53,215	$13,209	$17,673	$84,097	$55,994	$13,176	$12,181	$81,351
Less:
Cash and cash equivalents	-	-	(15,096)	(15,096)	-	-	(13,795)	(13,795)	-	-	(14,570)	(14,570)
Short-term investments	-	-	(8,511)	(8,511)	-	-	(10,482)	(10,482)	-	-	(10,443)	(10,443)
Deferred income taxes - current	-	-	(2,767)	(2,767)	-	-	(2,659)	(2,659)	-	-	(1,237)	(1,237)
Income taxes receivable	-	-	-	-	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,903)	(3,903)	-	-	(4,540)	(4,540)	-	-	(2,191)	(2,191)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,401	2,401	-	-	2,409	2,409
Line of credit	-	-	875	875	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	-	-	-	-	-	-	-	-	82	82
Income taxes payable - current	-	-	208	208	-	-	373	373	-	-	345	345
Income taxes payable - long-term	-	-	4,040	4,040	-	-	4,096	4,096	-	-	4,178	4,178
Deferred income taxes - non-current	-	-	659	659	-	-	659	659	-	-	596	596
Long-term debt, less current maturities	-	-	6,766	6,766	-	-	6,818	6,818	-	-	9,079	9,079

Total Capital Employed	$52,595	$17,572	$(125)	$70,042	$53,215	$13,209	$465	$66,889	$55,994	$13,176	$350	$69,520

	As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	66,637	25,929	37,485	130,051
Total liabilities	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(23,181)	(23,181)
Short-term investments	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,412	2,412
Line of credit	-	-	-	-
Deferred income taxes - current	-	-	82	82
Income taxes payable - current	-	-	646	646
Income taxes payable - long-term	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596
Long-term debt, less current maturities	-	-	9,135	9,135

Total Capital Employed	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,609	$13,569	$66	$67,243

Notes:
(1)	See reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 29, 2012 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed was computed using the four periods ending May 1, 2011, July 31, 2011, October 30, 2011, and January 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 30, 2011
(UNAUDITED)

	Operating Income Nine Months Ended January 30, 2011 (1)	Average Capital Employed (3)	Return on Avg. Capital Employed (2)

Mattress Fabrics	$10,136	$52,006	26.0%
Upholstery Fabrics	3,547	12,415	38.1%
(less: Unallocated Corporate)	(2,670)	(954)	N/A
Total	$11,013	$63,467	23.1%

Average Capital Employed	As of the three Months Ended January 30, 2011				As of the three Months Ended October 31, 2010				As of the three Months Ended August 1, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	63,830	22,623	27,424	113,877	65,485	22,277	24,146	111,908	66,919	24,415	21,763	113,097
Total liabilities	(9,876)	(10,117)	(19,784)	(39,777)	(10,634)	(10,275)	(19,495)	(40,404)	(14,902)	(11,126)	(19,943)	(45,971)

Subtotal	$53,954	$12,506	$7,640	$74,100	$54,851	$12,002	$4,651	$71,504	$52,017	$13,289	$1,820	$67,126
Less:
Cash and cash equivalents	-	-	(17,259)	(17,259)	-	-	(15,262)	(15,262)	-	-	(14,045)	(14,045)
Short-term investments	-	-	(5,518)	(5,518)	-	-	(4,035)	(4,035)	-	-	(4,009)	(4,009)
Deferred income taxes - current	-	-	(296)	(296)	-	-	(176)	(176)	-	-	(138)	(138)
Income taxes receivable	-	-	(407)	(407)	-	-	(477)	(477)	-	-	(568)	(568)
Deferred income taxes - non-current	-	-	(1,322)	(1,322)	-	-	(1,391)	(1,391)	-	-	(245)	(245)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,396	2,396	-	-	194	194
Income taxes payable - current	-	-	289	289	-	-	90	90	-	-	182	182
Income taxes payable - long-term	-	-	3,934	3,934	-	-	3,890	3,890	-	-	3,877	3,877
Deferred income taxes - non-current	-	-	622	622	-	-	622	622	-	-	666	666
Long-term debt, less current maturities	-	-	9,166	9,166	-	-	9,209	9,209	-	-	11,453	11,453

Total Capital Employed	$53,954	$12,506	$(751)	$65,709	$54,851	$12,002	$(483)	$66,370	$52,017	$13,289	$(813)	$64,493

	As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	61,922	25,420	25,256	112,598
Total liabilities	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(18,295)	(18,295)
Short-term investments			(3,023)	(3,023)
Deferred income taxes - current	-	-	(150)	(150)
Income taxes receivable	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(324)	(324)
Current maturities of long-term debt	-	-	196	196
Income taxes payable - current	-	-	224	224
Income taxes payable - long-term	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	982	982
Long-term debt, less current maturities	-	-	11,491	11,491

Total Capital Employed	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$52,006	$12,415	$(954)	$63,467

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for the 9 month period ending January 30, 2011 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the four periods ending May 2,2010, August 1,2010, October 31, 2010, and January 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE
FOR THE NINE MONTHS ENDED JANUARY 29, 2012 AND JANUARY 30, 2011
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		January 29,	January 30,
		2012	2011

Consolidated Effective GAAP Income Tax Rate	(1)	(13.4)%	2.1%

Reduction of U.S. Valuation Allowance		50.2%	-

Reduction of China Valuation Allowance		-	12.2%

Fiscal 2012 Non-Cash U.S. Income Tax Expense		(18.1)%	(2.0)%

Fiscal 2012 Non-Cash Foreign Income Tax Expense		(0.5)%	3.0%

Consolidated Adjusted Effective Income Tax Rate	(2)	18.2%	15.3%

(1)	Calculated by dividing consolidated income tax (benefit) expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada, China, and Poland divided by consolidated income
before income taxes.